GOLD INVESTORS

INVESTING IN MINING SHARES
AND GOLD, PLATINUM AND
SILVER BULLION FOR LONG
TERM CAPITAL APPRECIATION

SEMI-ANNUAL REPORT
DECEMBER 31, 1997

GOLD INVESTORS
11 HANOVER SQUARE, NEW YORK, NY 10005

1-888-503-FUND FOR INVESTMENT INFORMATION
1-888-503-VOICE FOR SHAREHOLDER SERVICES

WWW.MUTUALFUNDS.NET

                                                             February 12, 1998

Fellow Shareholders:

         We are pleased to submit this Report and to welcome our shareholders who have opened a new account since our last Report, either directly or through their discount brokerage accounts at Charles Schwab & Co., Fidelity Brokerage, Waterhouse Securities, Jack White & Co., or Bull & Bear Securities. The Fund continues to be popular among long term investors who are either retired or planning for retirement, as evidenced by the fact that approximately one third of the Fund's net assets represents investments by shareholders in their IRA and other qualified retirement plan accounts.

                               Review and Outlook

         1997 will be remembered as a year of unexpected developments of an unusually negative nature for precious metals and mining shares. These were, first, Bre-X Minerals, a Canadian mining company whose huge gold discovery in Indonesia proved to be a hoax. Its collapse from a peak market capitalization of $4 billion has had a very unfortunate effect on the junior mining sector, raising questions and creating some liquidity problems irrespective of the quality of the companies or the projects in which they are involved. Second was the 21.8% decline in the gold price. The market had become fairly conditioned to occasional European central bank sales, but the surprise announcement from Australia, the world's third largest gold producer, that the Australian Reserve Bank had sold two-thirds of its official reserves, caused the gold price to break below $320. The more recent announcement that the Swiss are considering the sale of a portion of their gold reserves at some point in the future, caused a persistent, nervous sell-off to below $300. These developments, plus short selling by large hedge funds and commodity pools have combined to depress all categories of mining stocks. The decline in the gold price over the year led to a 42.7% fall in the Toronto Gold and Silver Index, and a slump of 40.8% in the Financial Times Gold Mines Index, a more representative global gold stock index.

                                  Looking Ahead

         A most important fundamental factor in stabilizing the gold price is the industry's cost of production. At current prices around $300, approximately 30% of world production, and 60% of South Africa's production, is operating at a loss. This situation is untenable for any length of time. If the gold price does not recover in the near future there will be further mine closures and cutbacks, thereby reducing supply and exerting upward pressure on the gold price, even with gold demand reaching a new record of 4,025 tons in 1997, versus total mine production of just 2,402 tons. Some high cost mines in Australia, Canada, Chile and South Africa have already closed. The most notable, however, was the recent announcement by Pegasus that it was closing its large Australian gold mine. Additionally, the outstanding short positions will have to be covered, which considering their size, could generate a significant rally in the gold price.

         Also of interest, Alan Wright, chief executive of Gold Fields of South Africa Ltd., told Reuters at the World Economic Forum's annual meeting in Davos that he thought gold prices would remain volatile until the new European Central Bank indicates what it will hold in reserves, but that gold prices in his opinion had bottomed out.

         Given this background, we see this as an opportune time to consider adding to precious metals positions. We especially favor building your account on a regular basis, which can be done automatically and conveniently through the Bull & Bear Bank Transfer Plan, Bull & Bear Salary Investing Plan and/or Bull & Bear Government Direct Deposit Plan. For information on these free services, simply give us a call and we will help you get started.

         If you have any questions or would like information on any of the Bull & Bear Funds, the Regular or Roth Bull & Bear No-Fee IRA(R) or opening a discount brokerage account at Bull & Bear Securities, as described on page 3, we would be very pleased to hear from you. Just call toll free 1-888-503-FUND
(3863), and an Investor Service Representative will be glad to assist your, as always, without any obligation on your part.


                                                    Sincerely,





                    Robert D. Anderson               Thomas B. Winmill
                    Vice Chairman                    President

Mutual Funds     Bull & Bear Dollar    A high quality moneymarket fund investing
                 Reserves              in U.S. Government securities. Income is
                                       generally free from state income and
                                       intangible personalproperty taxes. Free, unlimited check writing with only a $250 minimum per check.

                 Bull & Bear Gold      Seeks long term capital appreciation in
                 Investors             investments with the potential to provide
                                       a hedge against inflation and preserve
                                       the purchasing power of the dollar.

                 Bull & Bear Special   Invests aggressively for maximum capital
                 Equities Fund         appreciation.

                 Bull & Bear U.S.and   Invests worldwide for the highest
                 Overseas Fund         possible total return.

                 Call our toll-free number for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.


Closed-end investment     Bull & Bear          Investing for a high level of
companies listed on the   Global Income Fund   income from a global portfolio
American Stock Exchange                        of primarily investment grade
                                               fixed income securities.

                          Bull & Bear          Investing for the highest
                          Municipal Income     possible income exempt from
                          Fund                 Federal income tax that is
                                               consistent with preservation of
                                               principal.

                          Bull & Bear U.S.     Investing for a high level of
                          Government           current income, liquidity and
                          Securities Fund      safety of principal.


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Services                  Securities, Inc.    committed to providing investors
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Total  Return  Performance.  For  periods  ended  12/31/97,  Bull  &  Bear  Gold
Investors' total return for one year was a negative 55.69%, average annual total return for the past five years was a negative 6.72%, and for the past ten years was a negative 7.38%. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

BULL & BEAR GOLD INVESTORS LTD.
Schedule of Portfolio Investments - December 31, 1997 (Unaudited)

Shares                                                             Market Value
             COMMON STOCKS  AND WARRANTS (97.7%)
             North America (86.0%)
 15,900      ASARCO Inc. ..........................................$   356,756
190,200      Augusta Gold Corp.*........................................27,950
  2,975      Badger Meter, Inc.................................        121,231
100,000      Banro Resource Corp. Special Warrants*.............       367,377
 37,000      Colossal Resources Corp.*...........................       23,125
238,300      Cornucopia Resources Ltd. Units*......................      43,35
111,000      Eaglecrest Explorations Ltd. Units* (1).............       13,632
 14,300      Engelhard Corp......................................      248,463
200,000      Fairmile Gold Cop.* (2).............................       21,693
200,000      Fairmile Gold Corp. Units* (1).......................      14,107
 50,000      Freeport-McMoran Copper &Gold, Inc..................      787,500
 70,500      Golden Cycle Gold Corp.* (2)........................      467,063
725,000      Goldstake Explorations, Inc.*.......................      124,296
100,000      Kenrich Mining Corp. Units*..........................      20,993
 11,200      LeaRonal Inc.......................................       263,200
  5,200      Mail-Well, Inc.*....................................      210,600
  2,900      Mine Safety Appliances Co...........................      189,950
  6,600      Mueller Industries, Inc.*...........................      389,400
  5,300      Navistar International Corp.*......................       131,506
 15,000      Newmont Mining Corp.................................      440,625
333,333      Oxus Resources Corp. Units (1).....................       195,000
 12,800      Phelps Dodge Corp...................................      796,800
 16,900      The Pioneer Group, Inc..............................      475,313
  6,400      Reynolds Metals Co..................................      384,000
100,000      Rio Narcea Gold Mines, Ltd.*........................      297,400
 80,500      River Gold Mines Ltd.*..............................      208,425
100,000      SEMAFO Inc.*........................................      139,953
 39,000      Terex Corp.*........................................      916,500
  3,700      Veritas DGCInc.*....................................      146,150
 72,400      Viceroy Resource Corp.*.............................      134,257
500,000      Vista Gold Corp.* (2)...............................      115,461
200,000      Western Pacific Mining Exploration Inc. Units*......       79,773
166,666      William Resources Inc.* (2).........................       40,819
                                                .................    8,192,674

             Australia (2.3%)
172,600      Emperor Mines Ltd.*...................................$    50,602
125,000      Normandy Mining Ltd.......................................121,342
400,000      Normandy Mining Ltd. Warrants..............................45,600
                 ......................................................217,544
             Ireland (1.3%)
300,000      Glencar Exploration PLC*..................................119,876

             Mexico (5.8%)
125,000      Industrias Penoles S.A..................................  556,624

           South Africa (2.3%)
5,400      Anglo American Corp. of South Africa Ltd. ADR...............218,363

Total Common Stocks and Warrants (cost: $15,152,409).................9,305,081

Contracts      Options (1.6%)
  200      Barrick Gold Corp., expire 4/1898............................52,500
  150      Durban Roodepoort Deep Ltd., expire 12/31/99..................8,091
  500      Durban Roodepoort Deep Ltd., expire 6/30/02..................26,970
  200      Homestake Mining Co., expire 4/18/98.........................15,000
  200      Newmont Mining Corp., expire 3/21/98.........................45,000

 Total Options (cost: $524,782)........................................147,561
  Par
  Value    U.S. Government (0.7%)
 $70,000   U.S. Treasury Bill, 5.25%, due 1/22/98 (cost: $69,788).......69,788

     Total Investments (cost: $15,746,979) (100.0%).................$9,522,430


 *   Indicates non-income producing security.
(1)  Restricted security (note 4).
(2)  Affiliated company.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997 (Unaudited)

ASSETS:
   Investment at market value
       (cost: $15,746,979) (note 1).................................$9,522,430
   Cash    ..............................................................4,798
   Collateral for securities loaned, at market value (note 4)........1,065,487
   Receivables:
       Option premium written (note 4)..................................49,249
       Investment securities sold.......................................41,029
       Dividends.........................................................7,813
   Other assets..........................................................3,699
           Total assets.............................................10,694,505

LIABILITIES:
   Payables:
       Demand note payable to bank (note 5)............................150,768
       Uncovered options written (note 4)...............................56,250
       Collateral for securities loaned (note 4).....................1,065,487
   Accrued expenses.....................................................49,985
   Accrued management and distribution fees..............................9,146
           Total liabilities.........................................1,331,636

NET ASSETS: (applicable to 2,250,284
   outstanding shares: 500,000,000 shares
   of $.01 par value authorized)....................................$9,362,869

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   ($9,362,869 / 2,250,284)..............................................$4.16

At December 31, 1997, net assets consisted of:
   Paid-in capital.................................................$21,325,046
   Undistributed net realized loss on
       investments.................................................(5,554,219)
   Accumulated deficit in net investment
        income.......................................................(176,408)
   Net unrealized depreciation on
       investments and foreign currencies..........................(6,231,550)
           .........................................................$9,362,869



STATEMENT OF OPERATIONS
Six Months Ended December 31, 1997 (Unaudited)

INVESTMENT INCOME:
   Dividends.......................................................$    75,220
   Interest..........................................................    3,636
           Total investment income......................................78,856

EXPENSES:
   Distribution (note 3).............................................64,885
           ..........................................................62,995
   Transfer agent....................................................27,072
   Interest (note 5).................................................24,153
   Custodian.........................................................22,734
   Professional (note 3).............................................15,377
   Registration (note 3).............................................15,123
   Shareholder administration (note 3)...............................13,902
   Printing.......................................................... 9,075
   Director.......................................................... 5,294
   Other............................................................. 2,910
           Total expenses...........................................263,520
           Fee reductions (note 4)..................................(8,256)
           Net expenses.............................................255,264
           Net investment loss....................................(176,408)

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS, FOREIGN
       CURRENCIES AND FUTURES:
   Net realized loss from foreign currency
       and futures transactions.....................................(4,749)
   Net realized loss from security
       transactions.............................................(5,542,447)
   Unrealized appreciation of
       investments and foreign
       currencies during the period.................................265,122
       Net realized and unrealized
           loss on investments, foreign
           currencies and futures...............................(5,282,074)
       Net decrease in net assets resulting
           from operations.....................................$(5,458,482)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended December 31, 1997 (Unaudited) and the Year Ended June 30, 1997

                                                  December 31,        June 30,
                                                     1997              1997
OPERATIONS:
  Net investment loss............................$  (176,408)      $  (494,487)
  Net realized loss from foreign currency and
  futures transactions                                (4,749)         (211,090)
  Net realized gain (loss) from security
  transactions.....................................(5,542,447)        3,146,892
  Unrealized appreciation (depreciation)
  of investments and foreign
  currencies during the period......................  265,122      (12,311,707)
  Net decrease in net assets resulting
  from operations............................      (5,458,482)      (9,870,392)

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gains ($0.41
  and $2.27 per share, respectively)                (835,640)       (4,153,125)

CAPITAL SHARE TRANSACTIONS:
  Change in net assets resulting from capital
  share transactions (a)                             440,333         1,751,181
  Total decrease in net assets.....................(5,853,789)     (12,272,336)

NET ASSETS:
     Beginning of period...........................15,216,658       27,488,994
     End of period (including accumulated
     deficit in net investment income of
     $176,408 and $3,266, respectively)............$9,362,869      $15,216,658

--------------

     (a)       Transactions in capital shares were as follows:


                                  DECEMBER 31, 1997        JUNE 30, 1997
                                Shares       Value      Shares         Value
Shares sold                     344,275   $1,981,547    707,565     $8,366,721
Shares issued in
reinvestment of distributions   193,662      782,794    375,803      3,855,738
Shares redeemed                (406,775)  (2,324,008)  (912,837)   (10,471,278)
  Net increase                  131,162   $  440,333    170,531     $1,751,181

                          Notes to Financial Statements
                                   (Unaudited)

(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals and in gold, platinum and silver bullion, as set forth in its prospectus. Income is the secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on the NMS, and bullion are valued at the mean between the last reported bid and asked prices. Foreign securities, currencies and gold, platinum and silver coins are valued in U.S. dollars. Securities and bullion for which quotations are not readily available and other assets are valued as determined in good faith by or under the direction of the Board of Directors. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based upon Federal income tax cost of $15,746,979, gross unrealized appreciation and gross unrealized depreciation were $338,670 and $6,563,219, respectively at December 31,1997. Distributions paid to shareholders differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of capital loss carryforwards, wash sales, and capital gains distributions paid in the subsequent year.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at an annual rate of 1% on the first $10 million, 7/8 of 1% over $10 million up to $30 million, 3/4 of 1% over $30 million up to $150 million, 5/8 of 1% over $150 million up to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Pursuant to the Investment Management Agreement, the Investment Manager retained Lion Resource Management Limited (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement which terminated on August 30, 1997, the Subadviser advised and consulted with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provided the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States and among equities, bullion and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, paid the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. The Fund reimbursed the Investment Manager $2,950 for providing certain administrative and accounting services at cost for the six months ended December 31,1997. During the six months ended December 31,1997, the Fund paid $29,336 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, in commissions for brokerage services.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $13,902 for shareholder administration services which it provided to the Fund at cost for the six months ended December 31,1997.

(4) The Fund has entered into an arrangement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's transfer agent fees and custodian fees were reduced by $645 and $7,611, respectively, under such arrangements. Purchases and proceeds of sales of securities other than short term notes and bullion aggregated $9,758,634 and $11,677,245, respectively, for the six months ended December 31,1997. At December 31, 1997, the Fund loaned common stocks having a value of $1,018,252 and received cash collateral of $1,065,487 for the loan. At December 31, 1997, uncovered options written consisted of:

Index                 Expiration Month and         Contracts         Value
                      Exercise Price
Philadelphia Gold
& Silver Index        March 70 (premiums               100          $56,250
                      received, $49,249)


On December 31, 1997, the Fund held certain securities which are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Date of acquisition and cost of restricted securities are as follows:


                                                 Date of
Shares                                           Acquisition        Cost           Value

   46,000  Eaglecrest Explorations, Ltd. Units   12/30/96         $ 68,913       $ 5,649
   65,000  Eaglecrest Explorations, Ltd. Units    1/31/97           79,568         7,983
  200,000  Fairmile Gold Corp. Units              3/21/96          190,017        14,107
2,000,000  Oxus Resources Corp. Units             8/15/96          333,333       195,000
                                                                  $671,831      $222,739


At December 31,1997, the total value of restricted securities represent 2.38% of net assets.

(5) The Fund has a committed bank line of credit. At December 31,1997, the balance outstanding was $150,768 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage points. For the six months ended December 31,1997, the weighted average interest rate was 6.37% based on the balances outstanding during the year and the weighted average amount outstanding was $777,899.



                                                                      Years Ended June 30,
                                                        Six Months
                                                        Ended
                                                        December
                                                        31, 1997*      1997         1996         1995         1994         1993
PER SHARE DATA
Net asset value at beginning of period..........          $7.14       $14.02      $13.13        $15.71       $16.98       $11.62
Income from investment operations:
  Net investment income (loss)..................           (.08)        (.25)       (.22)          -           (.11)        (.03)
  Net realized and unrealized gain (loss) on
  investments...................................          (2.49)       (4.36)       2.72         (1.13)       (1.05)        5.39
     Total from investment operations...........          (2.57)       (4.61)       2.50         (1.13)       (1.16)        5.36
Less distributions:
  Distributions from net realized gains
  on investments................................           (.41)       (2.27)      (1.61)        (1.45)        (.11)         -
Total distributions.............................           (.41)       (2.27)      (1.61)        (1.45)        (.11)         -
Net asset value at end of period................          $4.16        $7.14      $14.02        $13.13       $15.71        $16.98
TOTAL RETURN....................................         (35.90)%     (37.81)%     21.01%        (8.01)%      (6.92)%       46.13%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).....         $9,363       $15,217     $27,485       $29,007      $36,603       $47,489
Ratio of expenses to average net assets (a) (b).          3.73%**       2.77%       2.93%         2.82%        2.54%         3.01%
Ratio of net investment income (loss) to average
  assets (c)....................................         (2.37)%**     (1.89)%     (1.49)%         .12%        (.65)%        (.27)%
Portfolio turnover rate.........................           76%           37%         61%          158%         129%          156%
Average commission per share....................         $.0128       $.0180



*    Unaudited.
**   Annualized.
(a) Ratios including interest expense were 4.11%**, 2.94%, 3.05%, 2.93%, 2.57%, and 3.03% for the six months ended December 31, 1997 and for the years ending June 30, 1997, 1996, 1995, 1994, and 1993, respectively.
(b) Ratio after transfer agent and custodian credits was 3.60%** for the six months ended December 31, 1997.
(c) Ratios including interest expense were (2.75%)**, (2.06)%, (1.61)%, .01%, (.68)%, and (.29)% for the six months ended December 31,
1997 and for the  years  ending  June 30,  1997,  1996,  1995,  1994,  and 1993, respectively.


GOLD INVESTORS

For Fund prospectuses and other
investment information, call toll-free

1-888-503-FUND
1-888-503-3863

For shareholder services by
Direct Access, call toll-free

1-888-503-VOICE
1-888-503-8642
Or, access the Fund on the web at

www.mutualfunds.net